                          EMPLOYMENT AND FEE AGREEMENT
                          ----------------------------

THIS AGREEMENT made this 28th day of June, 2001, by and between Winmax Trading
Group, Inc. (hereinafter "CLIENT"), and Hamilton, Lehrer & Dargan, P.A.,
(hereinafter ATTORNEY).

1.       CLIENT retains ATTORNEY to represent CLIENT as Attorney at Law regarding Corporate/Securities related matters and authorizes and empowers ATTORNEY to do all things reasonably necessary to complete corporate and securities transactions with CLIENT'S consent (other than in connection with capital raising transactions) and agrees to retain attorney for the services rendered on the following terms and conditions:

                a.   On the basis of the time expended by ATTORNEY, a retainer
                     shall consist of 55,000 shares of common stock of Winmax
                     Trading Group, Inc. All referenced shares shall be
                     registered pursuant to a Registration Statement on Form
                     S-8.

                b.   CLIENT shall also be responsible for costs incurred
                     including, but not limited to, long distance phone calls,
                     transcripts, photocopies, postage, filing fees, and costs
                     of newspaper publications. Advanced costs that are not
                     expended during the course of the representation are to be returned to the client at the conclusion of the
                     representation, unless ATTORNEY and CLIENT agree otherwise in writing.

2.       All legal services will be performed by the Attorney after consultation and authorization from the Company.

3.       BY EXECUTING THIS AGREEMENT, COMPANY ACKNOWLEDGES  HAT THE SERVICES TO
         BE RENDERED HEREBY ARE NOT IN CONNECTION WITH THE OFFER OR SALE OF
         SECURITIES IN A CAPITAL  RAISING  TRANSACTION  AND DO NOT DIRECTLY OR
         INDIRECTLY PROMOTE OR MAINTAIN A MARKET FOR THE SECURITIES OF THE
         COMPANY.

4.       All payments for fees and expenses are due upon presentation of invoices.

6.       The Attorney is authorized to take all actions, which the Attorney deems advisable on behalf of the Company. The Attorney agrees to notify the Company promptly of all significant developments in regard to representation of the Company.

7.       Company will fully cooperate with the Attorney and provide all information known to the Company or available to the Company, which, in the opinion of the Attorney, would aid the Attorney in representing the
         Company.

8.       The Attorney agrees to use its best efforts in representing the
         Company.

9.       This writing with exhibits includes the entire agreement between the
         Company and the Attorney regarding this matter. This Plan can only be modified with another written agreement signed by the Company and the
         Attorney. This Plan shall be binding upon the Company and the Attorney and their respective heirs, legal representatives and successors in interest.

10.      CLIENT understands and agrees that ATTORNEY has made no guarantee regarding the successful outcome or termination of the engagement and all expressions pertaining thereto are matters of opinion. Should it be necessary to institute legal proceedings for the collection of any part of the ATTORNEY'S compensation or costs as set forth above, then CLIENT agrees to pay all court costs and reasonable attorneys fees with regard to the collection of same.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first mentioned above.

ACCEPTED:
Hamilton, Lehrer & Dargan, P.A.            Winmax Trading Group, Inc.
By: /s/ Brenda Hamilton                    By:  /s/ Gerald Sklar
      -----------------                        ---------------------------
        Brenda Hamilton, Atty.                      Gerald Sklar, President